Semiannual Report

U.S. Bond Index Fund
April 30, 2002

T. Rowe Price


Table of Contents
--------------------------------------------------------------------------------

Highlights                                                          1

Portfolio Manager's Report                                          2

  Economy and Interest Rates                                        2

  Market News                                                       3

  Portfolio Review                                                  3

  Outlook                                                           4

Performance Comparison                                              6

Financial Highlights                                                7

Statement of Net Assets                                             8

Statement of Operations                                            18

Statement of Changes in Net Assets                                 19

Notes to Financial Statements                                      20

Fund Directors and Officers                                        23
--------------------------------------------------------------------------------

REPORTS ON THE WEB

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Highlights

o Except on very short maturities, interest rates rose over the past six months as the economy appeared to be strengthening.

o Returns on investment-grade bonds were basically flat for the six months, although mortgage-backed securities managed a modest gain.

o The U.S. Bond Index Fund's return was flat for the six months and 7.53% for the 12-month period, in line with its benchmark, the Lehman Brothers U.S. Aggregate Index.

o Reflecting the index composition, the fund's largest holdings were in U.S. government mortgage-backed securities and corporate bonds.

o Assuming the recovery doesn't lose momentum, the Fed is likely to raise short-term interest rates before year-end. We do not expect long-term rates to rise significantly, so bond returns should be moderate but positive.

Performance Comparison
--------------------------------------------------------------------------------

Periods Ended 4/30/02                             6 Months            12 Months
--------------------------------------------------------------------------------

U.S. Bond Index Fund                                  0.00%                7.53%

Lehman Brothers U.S. Aggregate Index                 -0.01                 7.84


Price and Yield
--------------------------------------------------------------------------------

                                                  10/31/01              4/30/02
--------------------------------------------------------------------------------

Price Per Share                                 $    10.63           $    10.35

Dividends Per Share

For 6 months                                          0.30                 0.28

For 12 months                                          N/A                 0.58

30-Day Dividend Yield*                                5.48%                5.13%

30-Day Standardized

Yield to Maturity                                     4.98                 5.01
--------------------------------------------------------------------------------

* Dividends earned for the last 30 days of each period indicated are annualized and divided by the fund's net asset value at the end of the period.


Portfolio Manager's Report
--------------------------------------------------------------------------------

Encouraging economic news in recent months was not necessarily good news for bond investors. After an extended decline, interest rates reversed course as investors anticipated the end of the Federal Reserve's stimulative monetary policy. Prices of high-quality bonds fell, but income offset some or all of the decline to provide basically flat returns for the six-month period. This was exactly the case with your fund, whose return was 0.00% for six months, in line with the benchmark index. The much stronger 12-month return of 7.53% reflected the earlier decline in interest rates and was slightly lower than the index. Modest differences between the fund's return and the index can arise from two sources: one is fund expenses (about 30 basis points annually), and the other is the sampling strategy we use to replicate index holdings without incurring the expense of owning all 5,000-plus bonds.

Interest Rate Levels
--------------------------------------------------------------------------------
                                  30-Year           5-Year               2-Year
                                  Treasury   Treasury Note        Treasury Note
--------------------------------------------------------------------------------

4/30/01                           5.79                4.88                 4.27

                                  5.75                4.91                 4.18

                                  5.76                4.95                 4.24

7/01                              5.52                4.53                 3.79

                                  5.37                4.38                 3.63

                                  5.42                 3.8                 2.85

10/01                             4.87                3.47                 2.42

                                  5.29                4.06                 2.84

                                  5.47                 4.3                 3.02

1/02                              5.43                4.37                 3.16

                                  5.42                4.19                 3.06

                                  5.8                 4.84                 3.72

4/30/02                           5.59                4.41                 3.22
--------------------------------------------------------------------------------

ECONOMY AND INTEREST RATES

     The economy changed dramatically over the past six months, moving from recession to expansion as signs of recovery emerged early in 2002. The 5.8% annualized GDP growth rate in the first quarter was driven primarily by an end to the inventory liquidation cycle, which supported production and employment trends. At the same time, corporate cost-cutting and strong productivity gains improved profit margins, spurring an increase in capital investment. With inflation subdued, the Federal Reserve reduced the federal funds target rate to 1.75%-a 40-year low-toward the end of 2001 and, at least through this report date, was holding it steady to encourage the recovery.

MARKET NEWS

     While rising interest rates undercut returns on high-quality bonds, there was a silver lining for investors in mortgage-backed bonds. As rates rose, the incentive for homeowners to refinance home mortgages faded, and a prepayment surge subsided. Prepayments can reduce income and potentially result in capital losses, so lower prepayment risk increases the appeal of mortgage securities to investors. The positive but modest returns on these securities led the field among high-quality bonds, with asset-backed bonds coming in second. Corporate and Treasury issues struggled during the last six months. In fact, Treasuries brought up the rear as their income did not offset their principal loss. Investment-grade corporate bonds also landed in negative territory as investors evaluated the stream of news items about accounting practices and cash flow issues. Problems reached far above the Enrons of the world into the ranks of blue chip corporations, as companies like GMAC and Ford were downgraded. Utility and telecom companies came in for special scrutiny, with the result that bonds in these sectors lagged the overall investment-grade market. Financial companies, in contrast, performed relatively well, since the steepening yield curve meant they could borrow at low short-term rates and lend at higher long-term rates. Overall, a gap opened up between the performance of top-tier investment-grade bonds (AAA and AA) and the next tier (A and BBB).


Bond Market Returns
--------------------------------------------------------------------------------

6 Months Ended 4/30/02                                     Total Return

U.S. Treasury Securities                                       -1.88%

U.S. Government Agency Securities                               -0.51

U.S. Corporate Investment-Grade Bonds                           -0.69

Asset-Backed Securities                                          1.02

Mortgage-Backed Securities                                       1.57

Commercial Mortgage-Backed Securities                            0.97
--------------------------------------------------------------------------------
Source: Lehman Brothers indexes


PORTFOLIO REVIEW

     Your fund's portfolio allocations mirrored our benchmark index, the Lehman Brothers U.S. Aggregate, which in turn is a good proxy for the investment-grade, taxable bond market in the U.S. Over one-third of net assets consisted of U.S. government mortgage-backed securities, such as Ginnie Mae, Fannie Mae, and Freddie Mac bonds. Corporate notes and bonds were the second-largest sector at 30% of net assets, followed by U.S. Treasury obligations and other types of bonds.

     The fund's average credit quality remained high at AAA-, reflecting in part the index's concentration in securities issued by, or with ties to, the U.S. government (about two-thirds of net assets). The increase in maturity and duration over the last six months resulted mainly from the pronounced slowdown in mortgage prepayments, which effectively extended the life of mortgage-backed securities. Since the fund has a large block of mortgage-backed securities, it was significantly affected by this trend.


Security Diversification
--------------------------------------------------------------------------------

                                                           Percent of Net Assets
--------------------------------------------------------------------------------

U.S. Government Mortgage-Backed Securities                         33

Corporate Notes and Bonds                                          28

U.S. Treasury Obligations                                          25

Other U.S. Government Agency Obligations                           12

Other                                                               2
--------------------------------------------------------------------------------

Portfolio Characteristics
--------------------------------------------------------------------------------

                                                  10/31/01              4/30/02
--------------------------------------------------------------------------------

Weighted Average
Maturity (years)                                       6.1                  7.8

Weighted Average Effective
Duration (years)                                       4.1                  4.5

Weighted Average Quality*                             AAA-                 AAA-
--------------------------------------------------------------------------------

* Based on T. Rowe Price research.


OUTLOOK

     We believe the conditions for a sustained economic recovery are in place. Previous fiscal stimulus programs and low inflation supported consumer strength during the recession, and now the depletion of inventories plus the Fed's aggressive monetary easing should spur production and investment. The Fed seems likely to maintain the "neutral" stance it recently adopted, meaning it sees the risks of rising inflation and renewed economic weakness about evenly balanced. When the recovery's duration seems assured, we anticipate a series of gradual increases in interest rates-perhaps not until the fourth quarter.

     Rising interest rates are typically not welcomed by bond investors, but since longer-term rates did not decline sharply when short-term rates plummeted last year, we do not think they will rise substantially as the recovery proceeds. Rather, we see a flatter yield curve as money market rates return to more normal levels. Apart from interest rate movements, a stronger economy should benefit corporate and other non-Treasury sectors, which have suffered lately from credit concerns. In summary, we foresee a relatively good bond environment, with returns generated primarily by income.

     Respectfully submitted,

     Edmund Notzon
     Chairman of the fund's Investment Advisory Committee

     May 16, 2002

     The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund's investment program.


T. Rowe Price U.S. Bond Index Fund
--------------------------------------------------------------------------------

Performance Comparison
--------------------------------------------------------------------------------

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

U.S. BOND INDEX FUND
--------------------------------------------------------------------------------
                                                    Lehman                    x
                                             Brothers U.S.                 U.S.
                                                 Aggregate                Index
                                                     Index                 Fund
                                                $   11,270           $   11,211
--------------------------------------------------------------------------------

11/30/00                                            10.000               10.000

4/30/01                                             10.451               10.426

4/30/02                                              11.27               11.211
--------------------------------------------------------------------------------

Average Annual Compound Total Return
--------------------------------------------------------------------------------

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.


Periods Ended                                        Since            Inception
4/30/02                           1 Year         Inception                 Date
--------------------------------------------------------------------------------

U.S. Bond
Index Fund                        7.53%               8.43%            11/30/00
--------------------------------------------------------------------------------

Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares.


T. Rowe Price U.S. Bond Index Fund
--------------------------------------------------------------------------------
Unaudited

Financial Highlights            For a share outstanding throughout each period
--------------------------------------------------------------------------------

                                                  6 Months             11/30/00
                                                     Ended              Through
                                                   4/30/02             10/31/01
--------------------------------------------------------------------------------

NET ASSET VALUE

Beginning of period                             $    10.63           $    10.00

Investment activities
  Net investment
  income (loss)                                       0.28                 0.55

  Net realized and unrealized
  gain (loss)                                        (0.28)                0.63

  Total from investment
  activities                                          --                   1.18

Distributions
  Net investment income                              (0.28)               (0.55)

NET ASSET VALUE

End of period                              $         10.35      $         10.63

Ratios/Supplemental Data

Total return(diamond)                                 0.00%               12.11%

Ratio of total expenses to
average net assets                                  0.30%!               0.30%!

Ratio of net investment
income (loss) to average
net assets                                          5.24%!               5.74%!

Portfolio turnover rate                             76.2%!               83.9%!

Net assets, end of
period (in thousands)                           $   57,451           $   48,814
--------------------------------------------------------------------------------

(diamond)       Total return reflects the rate that an investor would have earned on an investment in the fund during the period, assuming reinvestment of all distributions and payment of no redemption or account fees.
        !       Annualized


The accompanying notes are an integral part of these financial statements.


T. Rowe Price U.S. Bond Index Fund
--------------------------------------------------------------------------------
Unaudited                                                       April 30, 2002

Statement of Net Assets                                 Par/Shares        Value
--------------------------------------------------------------------------------
                                                              In thousands

CORPORATE BONDS AND NOTES  26.6%

Aerospace & Defense  0.7%

Boeing Capital, Sr. Notes, 6.10%, 3/1/11        $      100           $       99

Lockheed Martin,
Sr. Notes, 8.50%, 12/1/29                              100                  119

Northrop Grumman,
Sr. Notes, 7.125%, 2/15/11                             200                  204

                                                                            422


Airlines  0.1%

Southwest Airlines,
Sr. Notes, 6.50%, 3/1/12                                85                   85

                                                                             85

Automobiles & Related                                  2.1%

DaimlerChrysler

  Sr. Notes

     7.25%, 1/18/06                                    100                  105

     8.50%, 1/18/31                                    100                  111

Ford Motor Credit

  Sr. Notes

     6.50%, 1/25/07                                    300                  298

     6.625%, 6/30/03                                   200                  204

     7.20%, 6/15/07                                    100                  102

General Motors

  Sr. Notes

     7.00%, 6/15/03                                    100                  103

     7.20%, 1/15/11                                    100                  102

General Motors Acceptance Corp.

  Sr. Notes, 6.75%, 1/15/06                            200                  206

                                                                          1,231

Banking  2.9%

Abbey National,
MTN, 6.69%, 10/17/05                                   100                  105

ABN Amro Bank, Sr. Sub.
Notes, 7.125%, 6/18/07                                 100                  107

Banc One, Sr. Sub.
Notes, 7.00%, 7/15/05                                  100                  106

Bank of America

  Sr. Notes, 7.875%, 5/16/05                           100                  109

  Sr. Sub. Notes, 7.40%, 1/15/11                       100                  108

Capital One Bank, Sr. Notes, 6.875%, 2/1/06            100                   99

Citigroup, Sr. Sub. Notes, 7.25%, 10/1/10              200                  213

Comerica Bank, Sr. Sub.
Notes, 7.65%, 8/15/02                                  200                  211

First Union, Sr. Notes, 7.55%, 8/18/05                 100                  108

HSBC, Sr. Sub. Notes, 7.50%, 7/15/09            $      100           $      108

JP Morgan Chase, Sr. Notes, 5.75%, 2/25/04             100                  104

MBNA America Bank, Sr.
Notes, 6.50%, 6/20/06                                  100                  101

Mellon Financial, Sr.
Notes, 5.75%, 11/15/03                                 100                  103

PNC Bank, Sr. Sub. Notes, 7.875%, 4/15/05              100                  107

                                                                          1,689


Beverages  0.2%

Anheuser-Busch, Sr. Notes, 7.55%, 10/1/30              100                  114

                                                                            114

Cable Operators  0.4%

Clear Channel Communications, Sr.
Notes, 7.25%, 9/15/03                                  100                  102

Comcast Cable Communications, Sr.
Notes, 6.375%, 1/30/06                                 100                  100

                                                                            202


Canadian Government and Municipalities  1.0%

Government of Canada, Sr.
Notes, 6.75%, 8/28/06                                  100                  108

Hydro-Quebec, Sr. Notes, 7.50%, 4/1/16                 100                  112

Ontario Province of Canada, Sr.
Notes, 6.00%, 2/21/06                                  100                  105

Province of Manitoba, Sr.
Notes, 7.50%, 2/22/10                                  100                  112

Quebec Province of Canada, Sr.
Notes, 7.50%, 9/15/29                                  100                  112

                                                                            549
Computer Service & Software  0.2%

IBM, Sr. Notes, 8.375%, 11/1/19                        100                  115

                                                                            115


Department Stores  0.2%

May Department Stores, Sr.
Notes, 7.15%, 8/15/04                                  100                  106

                                                                            106


Diversified Chemicals  0.2%

Du Pont, Sr. Notes, 6.75%, 10/15/04                    100                  106

                                                                            106

Drugs  0.4%

American Home Products, Sr.
Notes, 7.90%, 2/15/05                                  100                  109

Bristol Myers Squibb, Sr.
Notes, 5.75%, 10/1/11                                  100                   98

                                                                            207


Electric Utilities  3.6%

Allegheny Energy Supply, Sr.
Notes, 144A, 8.25%, 4/15/12                                              100103

Cleveland Electric Illuminating,
1st Mortgage, 7.88%, 11/1/17                                             100108

Consolidated Edison, Sr.
Notes, 7.50%, 9/1/10                                   100                  108

Constellation Energy Group, Sr.
Notes, 6.35%, 4/1/07                                   100                  102

Consumers Energy,
1st Mortgage, 6.00%, 3/15/05                    $       70           $       71

Energy East, Sr. Notes, 5.75%, 11/15/06                 40                   39

Exelon, Sr. Notes, 144A, 6.95%, 6/15/11                200                  203

First Energy, Sr. Notes, 7.375%, 11/15/31              200                  186

Mirant Americas Generation, Sr.
Notes, 8.30%, 5/1/11                                    50                47

National Rural Utilities Cooperative
Finance, 6.00%, 5/15/06                                100                  101

Niagara Mohawk Power,
1st Mortgage, 8.00%, 6/1/04                            100                  106

PG&E National Energy, Sr.
Notes, 10.375%, 5/16/11                                100                  105


PPL Electric Utilities,
1st Mortgage, 5.875%, 8/15/07                          100                  101

PPL Energy Supply, Sr.
Notes, 6.40%, 11/1/11                                   50                   47

Progress Energy, Sr.
Notes, 7.10%, 3/1/11                                   100                  104

PSEG Power, Sr.
Notes, 8.625%, 4/15/31                                 200                  220

Sempra Energy, Sr. Notes, 6.80%, 7/1/04                100                  104

Texas Utilities Electric,
1st Mortgage, 6.75%, 3/1/03                            100                  102

Virginia Electric & Power,
Sr. Notes, 5.75%, 3/31/06                              100                  101

                                                                          2,058


Energy  0.2%

PDVSA Finance, Sr. Notes, 6.45%, 2/15/04               100                   99

                                                                             99


Entertainment and Leisure  0.2%

Viacom, Sr. Notes, 7.70%, 7/30/10                      100                  106

                                                                            106

Exploration & Production  0.3%

Canadian Natural Resources,
Sr. Notes, 7.20%, 1/15/32                              100                  100

EOG Resources, Sr. Notes, 6.00%, 12/15/08              100                   96

                                                                            196

Finance & Credit  1.2%

CIT Group

  Sr. Notes

     7.375%, 3/15/03                                   100                   99

     7.75%, 4/2/12                                      80                   79

Countrywide Home Loan,
Sr. Notes, 5.50%, 8/1/06                               100                  100

General Electric Capital,
MTN, 7.25%, 5/3/04                                     100                  107

Heller Financial,
Sr. Notes, 7.875%, 5/15/03                             100                  105

International Lease Finance,
Sr. Notes, 6.375%, 3/15/09                                               100100

Norwest Financial,
Sr. Notes, 7.60%, 5/3/05                               100                  107

                                                                            697


Food Processing  0.2%

Unilever Capital,
Sr. Notes, 6.875%, 11/1/05                      $      100           $      107

                                                                            107


Food/Tobacco  0.2%

Philip Morris,
Sr. Notes, 7.625%, 5/15/02                             100                  100

                                                                            100

Foreign Government & Municipalities  1.4%

European Investment Bank,
Sr. Notes, 4.75%, 4/26/04                              100                  102

Inter-American Development Bank,
Sr. Notes, 7.375%, 1/15/10                             100                  112

International Bank for Reconstruction & Development

  Sr. Notes, 6.625%, 8/21/06                           100                  107

Republic of Italy, Sr.
Notes, 7.25%, 2/7/05                                   100                  108

Republic of South Korea,
Sr. Notes, 8.875%, 4/15/08                             100                  117

United Mexican States

  Sr. Notes

     9.875%, 2/1/10                                    100                  115

     11.375%, 9/15/16                                  100                  128

                                                                            789


Gas & Gas Transmission  0.3%

Kinder Morgan Energy Partners,
Sr. Notes, 7.75%, 3/15/32                              100                  105

Williams Companies,
Sr. Notes, 7.625%, 7/15/19                             100                   94

                                                                            199

Insurance  1.2%

AFLAC, Sr. Notes, 6.50%, 4/15/09                       200                  202

American General,
Sr. Notes, 7.50%, 8/11/10                              100                  109


Chubb, Sr. Notes, 6.00%, 11/15/11                       50                   49

GE Global Insurance,
Sr. Notes, 7.75%, 6/15/30                              100                  109

John Hancock Financial Services,
Sr. Notes, 5.625%, 12/1/08                             100                   99

St. Paul Companies,
Sr. Notes, 5.75%, 3/15/07                               50                   50

XL Capital Finance,
Sr. Notes, 6.50%, 1/15/12                              100                  101

                                                                            719

Investment Dealers  0.9%

Goldman Sachs Group,
Sr. Notes, 6.60%, 1/15/12                              200                  197

Lehman Brothers,
Sr. Sub. Notes, 7.625%, 6/1/06                         100                  107

Merrill Lynch,
Sr. Notes, 6.00%, 11/15/04                             100                  104

Morgan Stanley Dean Witter,
Sr. Notes, 6.75%, 4/15/11                              100                  101

                                                                            509


Long Distance  0.6%

AT&T, Sr. Notes, 144A, 7.30%, 11/15/11           $     200            $     188

Sprint Capital

     6.90%, 5/1/19                                     100                   84

     7.125%, 1/30/06                                   100                   97

                                                                            369


Manufacturing  0.5%

Dover, Sr. Notes, 6.50%, 2/15/11                       100                  103

Honeywell, Sr. Notes, 6.875%, 10/3/05                  100                  105

Tyco International,
Sr. Notes, 6.25%, 6/15/03                              100                   93

                                                                            301

Media & Communications                                                      0.5%

AOL Time Warner, Sr. Notes, 7.625%, 4/15/31            200                  184

News America, Sr. Notes, 7.25%, 5/18/18                100                   93

                                                                            277


Metals & Mining  0.2%

Phelps Dodge, Sr. Notes, 8.75%, 6/1/11                 100                  100

                                                                            100

Miscellaneous Consumer Products  0.2%

Gillette ,Sr. Notes, 144A, 4.00%, 6/30/05              100                  100


                                                                            100


Paper and Paper Products  0.9%

Abitibi Consolidated,
Sr. Notes, 6.95%, 12/15/06                             200                  199

International Paper,
Sr. Notes, 8.00%, 7/8/03                               100                  105

Weyerhaeuser, Sr. Notes, 6.75%, 3/15/12                200                  202

                                                                            506


Petroleum  0.8%

Conoco, Sr. Notes, 5.90%, 4/15/04                      100                  104

Devon Financing,
Sr. Notes, 6.875%, 9/30/11                             200                  202

Pemex Finance, 9.14%, 8/15/04                          100                  105

Petrobras International Finance,
Sr. Notes, 9.875%, 5/9/08                               45                   47


Railroads  0.7%

CSX, Sr. Notes, 7.25%, 5/1/04                          100                  106

Norfolk Southern

  Sr. Notes

     7.25%, 2/15/31                                    100                  102

     8.375%, 5/15/05                                   100                  107

Union Pacific,
Sr. Notes, 6.65%, 1/15/11                              100                  101

                                                                            416


Real Estate Investment Trust Securities  0.2%

Simon Property Group,
Sr. Notes, 7.375%, 1/20/06                      $      100           $      104

                                                                            104


Retail  0.7%

Federated Department Stores,
Sr. Notes, 6.30%, 4/1/09                               100                   99

Sears Roebuck Acceptance Corp.,
Sr. Notes, 7.00%, 2/1/11                               100                  103

Target, Sr. Notes, 5.875%, 3/1/12                      100                   99

Wal-Mart, Sr. Notes, 6.875%, 8/10/09                   100                  107

                                                                            408

Savings and Loan  0.2%

Washington Mutual,
Sr. Sub. Notes, 8.25%, 4/1/10                          100                  110

                                                                            110

Supermarkets  0.7%

Delhaize America,
Sr. Notes, 8.125%, 4/15/11                             300                  324

Kroger, Sr. Notes, 7.625%, 9/15/06                     100                  107

                                                                            431

Telephones  1.7%

Bellsouth, Sr. Notes, 5.00%, 10/15/06                  100                   99

Bellsouth Capital Funding,
Sr. Notes, 7.875%, 2/15/30                             100                  113

Deutsche Telekom, Sr. Notes, 8.00%, 6/15/10            100                  106

France Telecom, Sr. Notes,
Zero Coupon, 3/1/11                                    200                  203

Qwest Communications,
Sr. Notes, 7.50%, 11/1/08                              200                  152

SBC Communications,
Sr. Notes, 5.75%, 5/2/06                               100                  102

U.S. West Communications,
Sr. Notes, 7.20%, 11/1/04                              100                   95

Verizon Global Funding,
Sr. Notes, 7.25%, 12/1/10                              100                  102

                                                                            972

Wireless Communications  0.3%

Cingular Wireless,
Sr. Notes, 144A, 7.125%, 12/15/31                       25                   24

Verizon Wireless,
Sr. Notes, 144A, 5.375%, 12/15/06                      150                  144

                                                                            168

Wireline Communications  0.3%

Telefonica Europe,
Sr. Notes, 7.35%, 9/15/05                              100                  106

Worldcom

  Sr. Notes
     7.50%, 5/15/11                                     50                   23

     8.25%, 5/15/31                                    100                   42

                                                                             71

Total Corporate Bonds
     and Notes (Cost $15,263)                                            15,296


ASSET-BACKED SECURITIES  1.7%

Airlines  0.1%

Continental Airlines, PTC, 7.568%, 12/1/06       $     100           $       90


                                                                             90


Auto-Backed  0.4%

BMW Vehicle Owner
Trust, 6.54%, 4/25/04                                   96                   97

Toyota Auto Receivables Owner
Trust, 6.80%, 4/15/07                                  100                  104

                                                                            201


Credit Card-Backed  1.2%

American Express Credit
Master Trust, 7.20%, 9/17/07                           100                  108

Chemical Master Credit
Card Trust, 5.98%, 9/15/08                             100                  104

Citibank Credit Card
Master Trust, 6.05%, 1/15/10                           100                  103

MBNA Credit Card
Master Trust, 5.75%, 10/15/08                          100                  104

MBNA Master Credit Card
Trust II, 6.55%, 1/15/07                               160                  169

Sears Credit Account Master
Trust, 5.25%, 10/16/08                                 100                  103

                                                                            691

Total Asset-Backed Securities (Cost $973)                                   982



NON-U.S. GOVERNMENT MORTGAGE-BACKED SECURITIES  1.8%

Commercial Mortgage-Backed  1.8%

GE Capital, CMO

     6.079%, 10/15/10                                   95                   97

     6.531%, 3/15/11                                   400                  415

JP Morgan Chase, CMO

     6.26%, 3/15/33                                    125                  128

     7.371%, 8/15/32                                   125                  136

Salomon Brothers Mortgage Securities VII,
  CMO, 6.226%, 12/18/35                                250                  258

  Total Non-U.S. Government Mortgage-Backed
  Securities (Cost $1,012)                                                1,034


U.S. GOVERNMENT MORTGAGE-BACKED SECURITIES  36.1%

U.S. Government Agency Obligations  26.8%

Federal Home Loan Mortgage

     5.50%, 4/1/29 - 3/1/31                            435                  417

     6.00%, 12/1/13                                    329                  335

     6.50%, 4/1/16 - 4/1/24                            601                  616

     7.00%, 11/1/30                                    448                  462

     7.50%, 4/1/15                              $       80           $       85

     TBA, 6.50%, 1/1/31                                914                  925

Federal National Mortgage Assn.

     5.00%, 12/1/08                                    297                  296

     5.50%, 5/1/14 - 5/1/16                            280                  279

     6.00%, 7/1/29 - 3/1/31                            231                  229

     6.50%, 4/1/15 - 8/1/31                          3,934                3,993

     7.00%, 2/1/24 - 10/1/30                           521                  539


     7.50%, 10/1/25 - 4/1/31                         1,434                1,498

     8.00%, 3/1/31                                     345                  365

         TBA
     6.00%, 1/1/17 - 1/1/32                          1,281                1,283

     6.50%, 4/1/29 - 5/1/31                          2,374                2,394

     7.00%, 5/1/31                                   1,611                1,650

                                                                         15,366

U.S. Government Guaranteed Obligations  9.3%

Government National Mortgage Assn.

  I

     6.00%, 12/15/28 - 11/15/31                      1,257                1,246

     6.50%, 12/15/25 - 3/15/31                         496                  506

     7.00%, 12/15/28                                    78                   82

     7.50%, 1/15/22 - 12/15/27                         698                  738

     8.00%, 10/15/23 - 1/15/26                         513                  550

  II

     6.00%, 3/20/31                                    381                  377


  Midget, I

     5.50%, 7/15/14                                     86                   87

     6.50%, 5/15/16                                    367                  381

     7.00%, 3/15 - 12/15/13                            494                  519

     7.50%, 11/15/12 - 9/15/15                         338                  360

     TBA, I, 7.00%, 12/15/99                           500                  518

                                                                          5,364

Total U.S. Government Mortgage-Backed
Securities (Cost 20,412)                                                 20,730


U.S. GOVERNMENT OBLIGATIONS/AGENCIES  32.0%

U.S. Government Agency Obligations  12.1%


Federal Home Loan Mortgage

     5.25%, 2/15/04                                    800                  827

     5.75%, 1/15/12                             $      300           $      300

     6.25%, 7/15/04                                    650                  687

     6.875%, 9/15/10                                   200                  217

     7.00%, 7/15/05                                  1,170                1,268

Federal National Mortgage Assn.

     5.00%, 3/12/07                                    300                  297

     5.50%, 3/15/11                                     50                   49

     5.75%, 4/15/03                                    600                  619

     6.00%, 5/15/08 - 5/15/11                          950                  983

     6.25%, 5/15/29                                    775                  770

     6.625%, 10/15/07                                  700                  754

     7.25%, 1/15/10                                    150                  167

                                                                          6,938


U.S. Treasury Obligations  19.9%

U.S. Treasury Bonds

     5.25%, 2/15/29                                  1,260                1,177

     5.375%, 2/15/31                                   200                  194

     6.00%, 2/15/26                                    600                  619

     6.25%, 8/15/23                                    660                  701

     7.25%, 5/15/16                                    200                  232

     9.875%, 11/15/15                                  650                  918

U.S. Treasury Notes

     4.25%, 11/15/03                                 1,700                1,736

     5.00%, 8/15/11                                    100                   99

     5.50%, 2/15/08                                    100                  104

     5.625%, 2/15/06                                   460                  483

     5.75%, 4/30/03 - 8/15/10                        1,760                1,826

     5.875%, 11/15/04                                  760                  802

     6.25%, 2/15/07                                    400                  430

     6.50%, 8/15/05 - 2/15/10                        1,060                1,150

     6.625%, 5/15/07                                   610                  666

     6.875%, 5/15/06                                   260                  285

                                                                         11,422


Total U.S. Government
Obligations/Agencies (Cost $18,179)                                      18,360


MONEY MARKET FUNDS  12.3%

T. Rowe Price Reserve
Investment Fund, 2.07%                               7,099                7,099

Total Money Market Funds (Cost $7,099)               7,099

Total Investments in Securities

110.5% of Net Assets (Cost $62,938)                                  $   63,501

Other Assets Less Liabilities

Including $6,910 payable for
investment securities purchased                                          (6,050)

NET ASSETS                                                           $   57,451
                                                                     ----------

Net Assets Consist of:

Undistributed net
investment income (loss)                                                    (25)

Undistributed net
realized gain (loss)                                                        157

Net unrealized gain (loss)                                                  563

Paid-in-capital applicable to
5,552,857 shares of $0.0001
par value capital stock
outstanding; 1,000,000,000
shares authorized                                                    $   56,756
                                                                     ----------

NET ASSETS                                                               57,451

NET ASSET VALUE PER SHARE                                            $    10.35
                                                                     ----------
--------------------------------------------------------------------------------


   #    Seven-day yield

144A Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration only to qualified institutional buyers-total of such securities at period-end amounts to $762 and represents 1.3% of net assets

 CMO    Collateralized Mortgage Obligation

 MTN    Medium-Term Note

 PTC    Pass-Through Certificate

 TBA    To Be Announced security was purchased on a forward commitment basis


The accompanying notes are an integral part of these financial statements.


T. Rowe Price U.S. Bond Index Fund
--------------------------------------------------------------------------------
Unaudited

Statement of Operations
--------------------------------------------------------------------------------
In thousands


                                                             6 Months
                                                                Ended
                                                              4/30/02
--------------------------------------------------------------------------------

  Investment Income (Loss)

  Interest income                                          $    1,469

  Expenses
     Investment management and administrative                      79

  Net investment income (loss)                                  1,390

  Realized and Unrealized Gain (Loss)
  Net realized gain (loss) on securities                          118

  Change in net unrealized gain (loss) on securities           (1,433)

  Net realized and unrealized gain (loss)                      (1,315)

  INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS        $       75

--------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


T. Rowe Price U.S. Bond Index Fund
--------------------------------------------------------------------------------
Unaudited

Statement of Changes in Net Assets
--------------------------------------------------------------------------------
In thousands

--------------------------------------------------------------------------------
                                                  6 Months             11/30/00
                                                     Ended              Through
                                                   4/30/02             10/31/01
--------------------------------------------------------------------------------

  Increase (Decrease) in Net Assets

  Operations
     Net investment income (loss)              $    1,390            $    1,630

     Net realized gain (loss)                          118                   42

     Change in net
     unrealized gain (loss)                         (1,433)               1,995

     Increase (decrease)
     in net assets from                                 75                3,667

Distributions to shareholders
     Net investment income                          (1,426)              (1,630)

Capital share transactions *
     Shares sold                                    15,717               67,205

     Distributions reinvested                        1,042                1,067

     Shares redeemed                                (6,776)             (21,598)

     Redemption fees received                            5                    3

     Increase (decrease) in net assets from capital
     share transactions                              9,988               46,677

  Net Assets
  Increase (decrease) during period                  8,637               48,714

  Beginning of period                               48,814                  100

  End of period                                 $   57,451           $   48,814

*Share information
Shares sold                                          1,515                6,595

Distributions reinvested                               101                  103

Shares redeemed                                       (655)              (2,116)

Increase (decrease) in
shares outstanding                                     961                4,582
--------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


T. Rowe Price U.S. Bond Index Fund
--------------------------------------------------------------------------------
Unaudited                                                       April 30, 2002

Notes to Financial Statements


Note 1 - SIGNIFICANT ACCOUNTING POLICIES

     T. Rowe Price U.S. Bond Index Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company and commenced operations on November 30, 2000. The fund seeks to match the Lehman Brothers U.S. Aggregate Index.

     The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management.

     Valuation Debt securities are generally traded in the over-the-counter market. Securities with original maturities of one year or more are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with original maturities less than one year are stated at fair value, which is determined by using a matrix system that establishes a value for each security based on bid-side money market yields.

     Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation.

     Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

     Premiums and Discounts Premiums and discounts on debt securities are amortized for financial reporting purposes. On November 1, 2001, the fund adopted the provisions of the American Institute of Certified Public Accountants' revised Audit and Accounting Guide-Audits of Investment Companies (the guide). The guide requires all premiums and discounts on debt securities to be amortized, and gain/loss on paydowns of mortgage- and asset-backed securities to be accounted for as interest income. Prior to November 1, 2001, the fund recognized premiums and discounts on mortgage- and asset-backed securities at time of disposition or principal repayment as gain or loss. Upon adoption, the fund adjusted the cost of its mortgage- and asset-backed securities, and corresponding unrealized gain/loss thereon, in the amount of $1,000, reflecting the cumulative amortization that would have been recognized had amortization been in effect from the purchase date of each holding. For the six months ended April 30, 2002, the effect of this change was to decrease net investment income by $37,000 ($0.007 per share), increase net realized gain/loss on securities by $30,000 ($0.006 per share), and increase net unrealized gain/loss on securities by $7,000 ($0.001 per share). This change had no effect on the fund's net assets or total return.

     Redemption Fees The fund assesses a 0.5% fee on redemptions of fund shares held less than 6 months. Such fees are retained by the fund, and have the primary effect of increasing paid-in capital.

     Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded by the fund on the ex-dividend date.


Note 2 - INVESTMENTTRANSACTIONS

     Purchases and sales of portfolio securities, other than short-term and U.S. government securities, aggregated $6,891,000 and $3,000,000, respectively, for the six months ended April 30, 2002. Purchases and sales of U.S. government securities aggregated $22,191,000 and $17,078,000, respectively, for the six months ended April 30, 2002.

Note 3 - FEDERAL INCOME TAXES

     No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute to shareholders all of its taxable income and capital gains. Income and capital gain distributions determined in accordance with federal income tax regulations differ from net investment income and realized gains recognized for financial reporting purposes and, accordingly, the character of distributions and composition of net assets for tax purposes differ from those reflected in the accompanying financial statements. At April 30, 2002, the cost of investments for federal income tax purposes was $62,945,000. Net unrealized gain aggregated $556,000 at period-end, of which $912,000 related to appreciated investments and $356,000 related to depreciated investments.

Note 4 - RELATED PARTY TRANSACTIONS

     The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group. The investment management and administrative agreement between the fund and the manager provides for an all-inclusive annual fee, of which $4,000 was payable at April 30, 2002. The fee, computed daily and paid monthly, is equal to 0.30% of the funds average daily net assets. The agreement provides that investment management, shareholder servicing, transfer agency, accounting, and custody services are provided to the fund, and interest, taxes, brokerage commissions, directors' fees and expenses, and extraordinary expenses are paid directly by the fund.

     The fund is one of several mutual funds in which certain college savings plans managed by Price Associates may invest. Price Associates provides program management, investment advisory, and administrative services to various state-sponsored college savings plans, which offer portfolios that invest in registered mutual funds (underlying funds) as investment options. These college savings plans do not invest in the underlying funds for the purpose of exercising management or control. As approved by the fund's Board of Directors, the fund bears the cost of shareholder servicing associated with each college savings plan in proportion to the average daily value of its shares owned by the college savings plan. For the six months ended April 30, 2002, the fund was charged $84,000 for shareholder servicing costs related to the college savings plans, $25,000 of which was payable at period-end. At April 30, 2002, approximately 31.4% of the outstanding shares of the fund were held by college savings plans.

     The fund may invest in the T. Rowe Price Reserve Investment Fund and T. Rowe Price Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by Price Associates. The Reserve Funds are offered as cash management options only to mutual funds and other accounts managed by Price Associates and/or its affiliates, and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the six months ended April 30, 2002, totaled $29,000 and are reflected as interest income in the accompanying Statement of Operations.


T. Rowe Price U.S. Bond Index Fund
--------------------------------------------------------------------------------

About the Fund's Directors and Officers

Your fund is governed by a Board of Directors that meets regularly to review investments, performance, expenses, and other business matters, and is responsible for protecting the interests of shareholders. The majority of the fund's directors are independent of T. Rowe Price Associates, Inc.; "inside" directors are officers of T. Rowe Price. The Board of Directors elects the fund's officers, who are listed in the final table. The business address of each director and officer is 100 East Pratt Street, Baltimore, MD 21202.


Independent Directors

Name (Date of Birth) Year Elected*

Principal Occupation(s) During Past 5 Years and Other Directorships of Public Companies

--------------------------------------------------------------------------------

Calvin W. Burnett, Ph.D. (3/16/32) 2000

President, Coppin State College; Director, Provident Bank of Maryland
--------------------------------------------------------------------------------

Anthony W. Deering (1/28/45) 2000

Director, Chairman of the Board, President, and Chief Executive Officer, The Rouse Company, real estate developers
--------------------------------------------------------------------------------

Donald W. Dick, Jr. (1/27/43) 2001

Principal, EuroCapital Advisors, LLC, an acquisition and management advisory firm
--------------------------------------------------------------------------------

David K. Fagin (4/9/38) 2001

Director, Dayton Mining Corp. (6/98 to present), Golden Star Resources Ltd., and Canyon Resources Corp. (5/00 to present); Chairman and President, Nye Corp.
--------------------------------------------------------------------------------

F. Pierce Linaweaver (8/22/34) 2000
President, F. Pierce Linaweaver & Associates, Inc., consulting environmental and civil engineers
--------------------------------------------------------------------------------

Hanne M. Merriman (11/16/41) 2001

Retail Business Consultant; Director, Ann Taylor Stores Corp., Ameren Corp., Finlay Enterprises, Inc., The Rouse Company, and US Airways Group, Inc.
--------------------------------------------------------------------------------

John G. Schreiber (10/21/46) 2000

Owner/President, Centaur Capital Partners, Inc., a real estate investment company; Senior Advisor and Partner, Blackstone Real Estate Advisors, L.P.; Director, AMLI Residential Properties Trust, Host Marriott Corp., and The Rouse Company
--------------------------------------------------------------------------------

Hubert D. Vos (8/2/33) 2001

Owner/President, Stonington Capital Corp., a private investment company
--------------------------------------------------------------------------------

Paul M. Wythes (6/23/33) 2001

Founding Partner, Sutter Hill Ventures, a venture capital limited partnership, providing equity capital to young high-technology companies throughout the United States; Director, Teltone Corp.
--------------------------------------------------------------------------------

* Each independent director oversees 98 T. Rowe Price portfolios and serves until the election of a successor.


T. Rowe Price U.S. Bond Index Fund
Inside Directors

Name (Date of Birth) Year Elected** [Number of T. Rowe Price Portfolios
Overseen]

Principal Occupation(s) During Past 5 Years and Other Directorships of Public Companies

--------------------------------------------------------------------------------

William T. Reynolds (5/26/48) 2000 [37]

Director and Managing Director, T. Rowe Price and T. Rowe Price Group, Inc.; Chairman of the Board, U.S. Bond Index Fund
--------------------------------------------------------------------------------

James S. Riepe (6/25/43) 2000 [98]

Director and Managing Director, T. Rowe Price; Vice Chairman of the Board, Director, and Managing Director, T. Rowe Price Group, Inc.; Chairman of the Board and Director, T. Rowe Price Investment Services, Inc., T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price Services, Inc.; Chairman of the Board, Director, President, and Trust Officer, T. Rowe Price Trust Company; Director, T. Rowe Price International, Inc. and T. Rowe Price Global Investment Services Limited; Vice President, U.S. Bond Index Fund
--------------------------------------------------------------------------------

M. David Testa (4/22/44) 2000 [98]

Vice Chairman of the Board, Chief Investment Officer, Director, and Managing Director, T. Rowe Price Group, Inc.; Chief Investment Officer, Director, and Managing Director, T. Rowe Price; Chairman and Director, T. Rowe Price Global Asset Management Limited; Vice President and Director, T. Rowe Price Trust Company; Director, T. Rowe Price Global Investment Services Limited and T. Rowe Price International, Inc.
--------------------------------------------------------------------------------

**   Each inside director serves until the election of a successor.



T. Rowe Price U.S. Bond Index Fund
Officers

Name (Date of Birth) Title and Fund(s) Served

Principal Occupation(s)

--------------------------------------------------------------------------------

Joseph A. Carrier (12/30/60) Treasurer, U.S. Bond Index Fund

Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Investment Services, Inc.
--------------------------------------------------------------------------------

Henry H. Hopkins (12/23/42) Vice President, U.S. Bond Index Fund

Managing Director, T. Rowe Price; Director and Managing Director, T. Rowe Price Group, Inc; Vice President, T. Rowe Price International, Inc. and T. Rowe Price Retirement Plan Services, Inc.; Vice President and Director, T. Rowe Price Investment Services, Inc., T. Rowe Price Services, Inc., and T. Rowe Price Trust Company
--------------------------------------------------------------------------------

Patricia B. Lippert (1/12/53)  Secretary, U.S. Bond Index Fund

Assistant Vice President, T. Rowe Price and T. Rowe Price Investment Services, Inc.
--------------------------------------------------------------------------------

David S. Middleton (1/18/56) Controller, U.S. Bond Index Fund

Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company
--------------------------------------------------------------------------------

Edmund M. Notzon III (10/1/45) President, U.S. Bond Index Fund

Managing Director, T. Rowe Price and T. Rowe Price Group, Inc.; Vice President,
T. Rowe Price Investment Services, Inc. and T. Rowe Price Trust Company
--------------------------------------------------------------------------------

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least five years.

T. Rowe Price Investment Services and Information
--------------------------------------------------------------------------------

Investment Services and Information


KNOWLEDGEABLE SERVICE REPRESENTATIVES

     By Phone 1-800-225-5132. Available Monday through Friday from 7 a.m. until midnight ET and weekends from 8:30 a.m. until 5 p.m. ET.

     In Person. Available in T. Rowe Price Investor Centers. Please call a service representative at 1-800-225-5132 or visit the Web at www.troweprice.com/investorcenter to locate a center near you.

ACCOUNT SERVICES

     Automated 24-Hour Services Including Tele*Access(registered trademark) and Account Access through the T. Rowe Price Web site on the Internet. Address: www.troweprice.com.

     Automatic Investing. From your bank account or paycheck.

     Automatic Withdrawal. Scheduled, automatic redemptions.

     IRA Rebalancing. Ensuring that your accounts reflect your desired asset allocation.

BROKERAGE SERVICES *

     Individual Investments. Stocks, bonds, options, precious metals, and other securities at a savings over full-service commission rates.

INVESTMENT INFORMATION

     Consolidated Statement. Overview of all of your accounts.

     Shareholder Reports. Manager reviews of their strategies and results.

     T. Rowe Price Report. Quarterly investment newsletter.

     Performance Update. Quarterly review of all T. Rowe Price fund results.

     Insights. Educational reports on investment strategies and markets.

     Investment Guides. Asset Mix Worksheet, Diversifying Overseas: A Guide to International Investing, Retirement Planning Kit, Retirement Readiness Guide, and Tax Considerations Guide.

     * T. Rowe Price Brokerage is a division of T. Rowe Price Investment Services, Inc., Member NASD/SIPC.


T. Rowe Price Planning Tools and Services
--------------------------------------------------------------------------------

T. Rowe Price Retirement Services

     T. Rowe Price offers unique retirement resources that can help you meet a broad variety of planning challenges. Our retirement tools are suitable for individuals, the self-employed, small businesses, corporations, and nonprofit organizations. We also provide recordkeeping, communications, and investment management services. For more information, call us at 1-800-IRA-5000, or visit our Web site at www.troweprice.com.

PLANNING TOOLS AND SERVICES

     T. Rowe Price(registered trademark) Retirement Income Manager* helps retirees or those within two years of retirement determine how much income they can draw down in retirement. The program uses extensive statistical analysis and the input of a T. Rowe Price Advisory Counselor to suggest an income plan that best meets your objectives.

     Retirement Income Calculator. This free calculator, incorporating the analytic approach of the T. Rowe Price Retirement Income Manager program, simulates 500 potential market scenarios to estimate the probability of maintaining an income strategy throughout retirement.

     Rollover Investment Service* offers asset allocation and fund selection advice to those planning a 401(k) rollover from a previous employer after changing jobs or retiring.

     IRA Rebalancing Service. T. Rowe Price will rebalance your IRA at the end of every quarter by exchanging shares between mutual fund accounts. This ensures that your accounts retain your desired asset allocation.

     Quality Information. Thousands of investors have made their personal choices with the help of our Retirement Readiness Guide, Retirement Planning Kit, IRA Insights, and Retirement Planning Worksheet.

     INVESTMENT VEHICLES

     Individual Retirement Accounts (IRAs)
     No-Load Variable Annuities
     Small Business Retirement Plans

     * Services of T. Rowe Price Advisory Services, Inc., a federally registered investment adviser. There are costs associated with these services.


T. Rowe Price Web Services
--------------------------------------------------------------------------------

www.troweprice.com

     ACCOUNT INFORMATION

     Account Access allows you to access, in a secure environment, all of your
     T. Rowe Price mutual fund, brokerage, variable annuity, and workplace retirement accounts with a single login.

     AccountMinder is a personal page, with one password, that gives you access to all your online financial information and other records from the secure
     T. Rowe Price Account Access site.

     FINANCIAL TOOLS AND CALCULATORS

     College Investment Calculator. This interactive tool allows you to estimate simultaneously the college costs for as many as five children.

     Morningstar(registered trademark) Portfolio Tracker(service trademark). See how your investments are performing at any time. After you enter ticker symbols for your stocks and mutual funds, Portfolio Tracker provides information on prices, market value, and any applicable Morningstar ratings.

     Investment Strategy Planner. This planning tool can help you develop and implement an asset allocation strategy that's appropriate for you.

     Retirement Income Calculator. This free calculator simulates 500 potential market scenarios to estimate the probability of maintaining an income strategy throughout retirement.

     INVESTMENT TRACKING AND INFORMATION

     My TRP e-Updates. This free e-mail service offers timely market reports, important information about investing, and the latest updates on the T. Rowe Price funds and services.

     Morningstar(registered trademark) Portfolio Watchlist(service trademark). Like the Portfolio Tracker, the Watchlist allows you to see how your investments are performing. After entering your ticker symbols, the Watchlist automatically provides you with prices, price changes in dollars and percentages, target highs and lows, and target volume.

     Morningstar(registered trademark) Portfolio X-Ray(service trademark). This comprehensive tool goes below the surface to give you an in-depth examination of all your investments. It analyzes your portfolio by asset allocation, stock sector, fees and expenses, stock statistics, world regions, and top holdings.


T. Rowe Price College Planning
--------------------------------------------------------------------------------

College Planning

     With the costs of college steadily increasing, it's critical to plan early for this financial event. Our educational investment vehicles and information can help you lay the foundation for the future of your loved ones. For more information or to request a kit, call us at 1-800-638-5660, or visit our Web site at www.troweprice.com.

     T. Rowe Price College Savings Plan. This national "529" plan is sponsored by the Education Trust of Alaska and designed to help families prepare for college education costs. The Plan, which is open to any U.S. resident, allows participants to invest up to a maximum account balance of $250,000 for a person's education. With systematic investing, you can invest as little as $50 per month. In addition, assets grow tax-deferred and are free of federal income taxes when used for qualified educational expenses.

     We also offer two additional college savings plans, including the Maryland College Investment Plan and the University of Alaska College Savings Plan, both of which offer federal tax-deferred growth and benefits for state residents.

     Education Savings Accounts (formerly Education IRAs). This education investment account allows individuals to invest a total of $2,000 per year per beneficiary to pay for educational costs at eligible schools including elementary, secondary, and post-secondary institutions. Withdrawals from Education Savings Accounts are tax-free if the proceeds are used for qualifying educational expenses.

     College Investment Calculator. This Web-based application helps you to determine simultaneously the college costs for as many as five children. The calculator is also connected with a database that lets you select specific schools with actual costs of tuition and room and board.

     College Planning Basics. This Insights report offers a college cost worksheet and describes the options available to individuals planning for college.


T. Rowe Price Mutual Funds
--------------------------------------------------------------------------------

STOCK FUNDS

Domestic

Blue Chip Growth*
Capital Appreciation
Capital Opportunity
Developing Technologies
Diversified Small-Cap Growth
Dividend Growth
Equity Income*
Equity Index 500
Extended Equity Market Index
Financial Services
Growth & Income
Growth Stock*
Health Sciences
Media & Telecommunications
Mid-Cap Growth*
Mid-Cap Value
New America Growth
New Era
New Horizons
Real Estate
Science & Technology*
Small-Cap Stock*
Small-Cap Value*!
Spectrum Growth
Tax-Efficient Growth
Tax-Efficient Multi-Cap Growth
Total Equity Market Index
Value*

BLENDED ASSET FUNDS

Balanced
Personal Strategy Balanced
Personal Strategy Growth
Personal Strategy Income
Tax-Efficient Balanced

BOND FUNDS

Domestic Taxable

Corporate Income
GNMA
High Yield*
New Income
Short-Term Bond
Spectrum Income
Summit GNMA
U.S. Bond Index
U.S. Treasury Intermediate
U.S. Treasury Long-Term

Domestic Tax-Free

California Tax-Free Bond
Florida Intermediate Tax-Free
Georgia Tax-Free Bond
Maryland Short-Term
Tax-Free Bond
Maryland Tax-Free Bond
New Jersey Tax-Free Bond
New York Tax-Free Bond
Summit Municipal Income
Summit Municipal Intermediate
Tax-Free High Yield
Tax-Free Income
Tax-Free Intermediate Bond
Tax-Free Short-Intermediate
Virginia Tax-Free Bond


MONEY MARKET FUNDS!!

Taxable

Prime Reserve
Summit Cash Reserves
U.S. Treasury Money

Tax-Free

California Tax-Free Money
Maryland Tax-Free Money
New York Tax-Free Money
Summit Municipal Money Market
Tax-Exempt Money

INTERNATIONAL/GLOBAL FUNDS

Stock

Emerging Europe & Mediterranean
Emerging Markets Stock
European Stock
Global Stock
Global Technology
International Discovery!
International Equity Index
International Growth & Income
International Stock*
Japan
Latin America
New Asia
Spectrum International

Bond

Emerging Markets Bond
International Bond*


For more information about T. Rowe Price funds or services, please contact us directly at 1-800-225-5132.

* T. Rowe Price Advisor Class available for these funds. The T. Rowe Price Advisor Class is offered only through financial intermediaries. For more information about T. Rowe Price Advisor Class funds, contact your financial professional or T. Rowe Price at 1-877-804-2315.

!    Closed to new investors.

!! Investments in the funds are not insured or guaranteed by the FDIC or any other government agency. Although the funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the funds. Please call for a prospectus, which contains complete information, including risks, fees, and expenses. Read it carefully before investing.


T. Rowe Price, Invest With Confidence (registered trademark)

T. Rowe Price Investment Services, Inc.
100 East Pratt Street
Baltimore, MD 21202
         F134-051  4/30/02  D